UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2003

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

        0-27026                                          77-0254621
(Commission File Number)                    (I.R.S. Employer Identification No.)

                  2380 Bering Drive, San Jose, California 95131
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 435-0800
              (Registrant's Telephone Number, Including Area Code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number                           Description
------                           -----------
99.1                             Press Release issued by Pericom Semiconductor
                                 Corporation dated July 29, 2003.

Item 9. Regulation FD Disclosure.

This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with the Securities and Exchange Commission Release No. 33-8216.

On July 29, 2003, Pericom Semiconductor Corporation issued a press release announcing earnings results for the fiscal fourth quarter and year ended June 28, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERICOM SEMICONDUCTOR CORPORATION

                                       By: /s/ Alex C. Hui
                                           -----------------------------
                                           Alex C. Hui
                                           President and Chief Executive Officer

Date: July 29, 2003


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